Statement of Additional Information Supplement                     216231  7/04
dated July 28, 2004 to:
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PUTNAM VARIABLE TRUST (the "Trust")
Statement of Additional Information dated April 30, 2004

The Trustees of the Trust have approved amendments to certain fundamental investment restrictions of certain funds of the Trust. Subject to approval by the shareholders of the respective funds at shareholder meetings currently expected to be held within the next six months, the following changes will be made to the section "Investment Restrictions" with regard to the funds indicated:

ALL FUNDS OF PUTNAM VARIABLE TRUST EXCEPT PUTNAM VT HEALTH SCIENCES FUND AND PUTNAM VT UTILITIES GROWTH AND INCOME FUND
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The text of Item (6)(a) will be replaced by the following:

"[The Trust may not, with respect to the fund,] [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies."

PUTNAM VT HEALTH SCIENCES FUND AND PUTNAM VT UTILITIES GROWTH AND INCOME
FUND
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The text of Item (6)(b) will be replaced by the following:

"[The Trust may not, with respect to the fund,] [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies."

PUTNAM VT DIVERSIFIED INCOME FUND

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

PUTNAM VT GROWTH AND INCOME FUND

PUTNAM VT HIGH YIELD FUND

PUTNAM VT INCOME FUND

PUTNAM VT INTERNATIONAL EQUITY FUND

PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND

PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND

PUTNAM VT MONEY MARKET FUND

PUTNAM VT NEW OPPORTUNITIES FUND

PUTNAM VT NEW VALUE FUND

PUTNAM VT UTILITIES GROWTH AND INCOME FUND

PUTNAM VT VISTA FUND

PUTNAM VT VOYAGER FUND
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The text of Items 1(a) and 1(b) will be replaced by the following:

"[The Trust may not, with respect to the fund,] [b]orrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

The text of Item 5(a) will be replaced by the following:

"[The Trust may not, with respect to the fund,] [m]ake loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."